                                                                EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-68227 of Accuride Corporation on Form S-8 of our report dated February 12, 1999, appearing in this Annual Report on Form 10-K of Accuride Corporation for the year ended December 31, 1998.


DELOITTE & TOUCHE LLP
Indianapolis, Indiana

March 26, 1999